MFS(R) EMERGING GROWTH FUND *

                      Supplement to the Current Prospectus

Effective October 31, 2003, the Portfolio Manager section of the MFS Emerging Growth Fund prospectus is hereby restated as follows:

         This fund is managed by a team of portfolio managers comprised of Dale Dutile and David Sette-Ducati, each an MFS Senior Vice President, and Eric B. Fischman, an MFS Vice President. These individuals have each been a portfolio manager of the fund since: Mr. Dutile and Mr. Sette-Ducati - January 2001 and Mr. Fischman - April 2002, and they have been employed in the MFS investment management area since: Mr. Dutile - 1994, Mr. Sette-Ducati - 1995 and Mr. Fischman - 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research.

Members of the team may change from time to time, and a current list of team members is available on the MFS website at www.mfs.com.

                The date of this Supplement is November 24, 2003.

* El presente Suplemento tambien se encuentra disponible en espanol. Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.